UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6,  2009

NEWPORT DIGITAL TECHNOLOGIES, INC.

(formerly International Food Products Group, Inc.)

(Exact name of Registrant as specified in its charter)

____________________

Nevada (State or other Jurisdiction of Incorporation or organization)	000-33251 (Commission File Number)	33-0903004 (IRS Employer I.D. No.)

___________________________

620 Newport Ctr Drive Suite 570

Newport Beach, CA  92660

949-644-1433

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

Amendments to Articles of Incorporation

On May 6, 2009, the Registrant amended its Articles of Incorporation to change its name to “NEWPORT DIGITAL TECHNOLOGIES, INC., and to increase its authorized capital stock  from 600,000,000 shares to 1,800,000,000 shares, ($.001 par value).  Registrant hereby incorporates herein by reference its Definitive Schedule 14C, filed with the SEC on  May 31, 2009.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT DIGITAL TECHNOLOGIES, INC.

Dated: May 8, 2009

By  Richard Damion

/s/ Richard Damion